[LOGO] CMA(R)

CMA MICHIGAN
MUNICIPAL MONEY FUND

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Semi-Annual Report

[GRAPHIC OMITTED]

September 30, 1999
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[LOGO] Merrill Lynch

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TO OUR SHAREHOLDERS:
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For the six-month period ended September 30, 1999, CMA Michigan Municipal Money
Fund paid shareholders a net annualized yield of 2.64%.* As of September 30, 1999, the Fund's 7-day yield was 3.12%.

Economic Environment

During the six-month period ended September 30, 1999 the state of Michigan's economy continued its impressive performance. The state's labor market remained very positive as reflected by the unemployment rate in August decreasing to 3.2%. As a result of the state's booming economy, retailers continue to show strong sales figures. For example, according to the August Michigan Retail Index, 55% of retailers reported increased sales compared to the same month a year ago, nearly the same as 56% in June and up from 52% in May. Seventy-one percent of retailers expect sales gains during the next three months, up from 70% the previous month.

The state also continues to be an attractive place to do business as Governor Engler signed a bill that will phase out Michigan's single business tax, making it less costly for a small business to operate. Moreover, the state's renaissance zones continue to be a success, adding more than 5,000 jobs to some of the state's most distressed areas since their inception 18 months ago. As a result of the program's success, legislators have passed portions of a new bill proposing a second round of these tax-free havens. Michigan's recommended budget for fiscal year 2000 was drafted in June. The budget totals $34 billion with general fund expenditures recommended at $9.1 billion, only a 2.9% increase from the present fiscal year. The budget supports the Governor's top priorities of continued tax relief, education and welfare reform. A few recommendations include: an overall 4% increase in funding for state universities and community colleges, $581 million for day care spending and guaranteed inflationary increases for health-related programs. The Governor also recommended a decrease in the state's personal income tax from 4.4% to 3.9%. This newest tax cut would begin in fiscal year 2000 and be phased in during the next five years.

Finally, auto sales continue to be boosted by low unemployment, as well as strong consumer and pricing incentives. In August, industry-wide annual sales were 17.8 million units, above the 17 million mark for the fourth month in a row. Specifically, General Motor Corp.'s sales surged 64% from the strike-crippled year earlier, Ford Motor Company sales were up 8% and DaimlerChrysler AG's sales increased 9.4%. This helped Detroit's bond rating, which was upgraded to "A" by both Fitch Investors Service and Standard & Poor's Corp. in March. It marks the first time since the mid 1970s that the city has been rated in the "A" category. The change was based on broad-based economic growth that will further diversify the tax base combined with steady financial improvements and increased revenue collections, according to the rating agencies.

Investment Strategy

During the six-month period ended September 30, 1999, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on CMA Michigan Municipal Money Fund's relatively bearish position by reinvesting the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May as a result of cash outflows during tax time. This strategy benefited the Fund as yields on one-year fixed rate issues averaged 3.15% compared to yields on variable rate products, which averaged 3.60%.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


                                                                               1
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Moreover, during this time low inflation expectations and a lack of fixed-rate products made it unattractive to extend the portfolio's average maturity significantly. As May ended, a string of economic data pointing to the presence of inflationary pressures caused concern of higher interest rates. These factors combined with comments made by Federal Reserve Board Chairman Alan Greenspan caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70% rose to 5.20% by late June, an increase of 50 basis points (0.50%). On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. As a result, yields on one-year tax-exempt paper rose approximately 25 basis points to 3.50%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. The bulk of tax-exempt fixed rate supply expected during late summer and ongoing inflationary concerns expressed by the Federal Reserve Board Chairman kept our strategy in place. For the six-month period ended September 30, 1999, the state of Michigan's issuance totaled $659.3 million, an increase from the $126.8 million issued during the previous six-month period.

As the period came to an end, the relentless strength of the domestic economy heightened expectations of tighter monetary policy even though inflation remained relatively benign. During this time, we chose to adopt a slightly bullish strategy. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board Chairman after the second interest rate hike were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flow notes in August and September, caused yields on fixed rate paper to become more attractive, thus providing a valuable opportunity to take a more aggressive stance. As a result, our strategy allowed the Fund to perform above average compared to its peer group during this period, as measured by IBC Financial Data.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

November 5, 1999


2
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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999                  (IN THOUSANDS)
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
                Face                                                                                             Value
State          Amount                                 Issue                                                    (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan --   $12,981  ABN Amro, Munitops Certificates Trust, VRDN, Series 1998-13, 3.88%
98.2%                  due 10/04/2006 (d) ...................................................................   $ 12,981
                1,265  Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN,
                       Series 1997-A, 3.85% due 2/01/2027 (d) ...............................................      1,265
                3,950  Berrien County, Michigan, Economic Development Corporation Revenue Bonds
                       (Arlington Corp. Project), VRDN, AMT, 3.90% due 9/01/2016 (d) ........................      3,950
                1,100  Breckenridge, Michigan, Community School, GO, SAN, 4.10% due 8/21/2000 ...............      1,102
                7,000  Chippewa Valley, Michigan, School District, SAN, 4.10% due 8/21/2000 .................      7,021
                5,100  Delta County, Michigan, Economic Development Corporation, Environmental
                       Improvement Revenue Refunding Bonds (Mead Escanaba Paper), CP, Series B,
                       3.45% due 11/15/1999 .................................................................      5,100
                6,000  Detroit, Michigan, City School District, GO, School SAN, 4% due 6/01/2000 ............      6,031
               11,000  Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds, VRDN, Series A,
                       3.85% due 7/01/2023 (c)(d) ...........................................................     11,000
                       Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (c)(d):
                2,000    Series SG-64, 3.86% due 7/01/2025 ..................................................      2,000
                2,000    Series SGB-6, 3.88% due 7/01/2025 ..................................................      2,000
               15,840  Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sewer System, VRDN,
                       Series 98-2201, 3.50% due 1/01/2022 (b)(d) ...........................................     15,840
                1,145  Farmington Hills, Michigan, Economic Development Corporation, Limited
                       Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                       4% due 11/01/2010 (d) ................................................................      1,145
                1,600  Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                       VRDN, AMT, 3.90% due 9/01/2004 (d) ...................................................      1,600
                9,700  Flint, Michigan, Hospital Building Authority Revenue Bonds (Hurley Medical
                       Center), VRDN, Series B, 3.80% due 7/01/2015 (d) .....................................      9,700
                1,210  Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                       (Garden City Hospital Obligation), VRDN, Series A, 3.80% due 9/01/2026 (d) ...........      1,210
                2,300  Georgetown Charter Township, Michigan, IDR, Limited Obligation
                       (J&F Steel Corp.), VRDN, AMT, 3.85% due 2/01/2009 (d) ................................      2,300
                3,325  Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                       (Amway Hotel Corp. Project), VRDN, Series B, 3.85% due 8/01/2017 (d) .................      3,325
                  530  Grand Rapids, Michigan, EDR, Refunding, Limited Obligation (Calder), VRDN,
                       Series A, 3.85% due 10/01/2011 (d) ...................................................        530
                2,275  Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                       AMT, 4% due 7/01/2009 (d) ............................................................      2,275
                1,200  Grand Rapids, Michigan, Public Schools, GO, 6.50% due 5/01/2000 ......................      1,222
                4,400  Hartland, Michigan, Consolidated School District, SAN, 4.10% due 8/24/2000 ...........      4,408
                1,200  Holly, Michigan, Area School District, GO, SAN, 4.20% due 8/22/2000 ..................      1,203
                4,750  Jackson, Michigan, Public Schools, GO, SAN, Series B, 4% due 7/06/2000 ...............      4,766

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Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT     Alternative Minimum Tax (subject to)
CP      Commercial Paper
EDR     Economic Development Revenue Bonds
GO      General Obligation Bonds
HDA     Housing Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
MSTR    Municipal Securities Trust Receipts
SAN     State Aid Notes
TAN     Tax Anticipation Notes
VRDN    Variable Rate Demand Notes


                                                                               3
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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONTINUED)      (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                                 Issue                                                    (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan      $   585  Lenawee County, Michigan, Economic Development Corporation, Limited
(continued)            Obligation Revenue Bonds (The Wyatt Project), VRDN, AMT, 3.95% due
                       5/01/2002 (d) ........................................................................   $    585
                2,000  Livingston, Michigan, Educational Service Agency, Special Education, TAN,
                       4% due 3/30/2000 .....................................................................      2,004
                  850  Marquette County, Michigan, Economic Development Corporation, Limited
                       Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                       4% due 6/01/2012 (d) .................................................................        850
                  835  Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                       (Davenport College of Business Project), VRDN, 3.90% due 3/01/2027 (d) ...............        835
                       Michigan Municipal Bond Authority Revenue Notes:
                6,000    Series A-1, 4% due 6/30/2000 .......................................................      6,025
                5,000    Series B-1, 4.25% due 8/25/2000 ....................................................      5,028
                7,000    Series B-2, 4.25% due 8/25/2000 ....................................................      7,041
                       Michigan State Building Authority Revenue Bonds:
               17,775    CP, Series 1, 3.60% due 10/28/1999 .................................................     17,775
                5,000    (Equipment Program), Series B, 5% due 4/01/2000 ....................................      5,038
                1,500  Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program,
                       Series I, 5.50% due 10/01/1999 (a) ...................................................      1,500
               11,000  Michigan State, HDA, CP, 3.65% due 3/14/2000 .........................................     11,000
                       Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (d):
                1,200    (Laurel Valley), 3.80% due 12/01/2007 ..............................................      1,200
                4,000    (Sand Creek Apartments, Phase I Project), AMT, 3.90% due 1/01/2029 .................      4,000
                2,000    (Woodland Meadows Project), AMT, 3.90% due 3/01/2013 ...............................      2,000
                       Michigan State, HDA, M/F Housing Revenue Bonds,
                       CP, Series A:
                4,000    3.45% due 10/07/1999 ...............................................................      4,000
                9,650    3.40% due 10/12/1999 ...............................................................      9,650
                6,800  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, VRDN, Series B,
                       3.70% due 4/01/2019 (d) ..............................................................      6,800
                6,000  Michigan State Strategic Fund, IDR (Norcor Manufacturing Project), VRDN,
                       3.70% due 12/01/2000 (d) .............................................................      6,000
                       Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (d):
                4,400    (AACOA Estrusions Inc. Project), AMT, 4% due 2/01/2008 .............................      4,400
                6,500    (AVL North America Inc. Project), 4.05% due 4/01/2011 ..............................      6,500
                  830    (Akemi Inc. Project), 3.95% due 3/01/2021 ..........................................        830
                1,285    (Applied Textiles Inc. Project), AMT, 4% due 7/01/2008 .............................      1,285
                3,000    (Automatic Handling Inc. Project), AMT, 3.95% due 7/01/2009 ........................      3,000
                  425    (BBPV Project), AMT, Series A-2, 4.20% due 1/01/2014 ...............................        425
                2,270    (Baron Drawn Steel), AMT, 3.95% due 12/01/2006 .....................................      2,270
                3,100    (Biewer of Lansing LLC Project), AMT, 4% due 5/01/2019 .............................      3,100
                3,500    (CAMAC LLC Project), AMT, 3.90% due 8/01/2028 ......................................      3,500
                1,380    (Chambers Enterprises II Project), AMT, 3.95% due 11/01/2018 .......................      1,380
                7,315    (Childrens Home--Detroit Project), 3.85% due 8/01/2029 .............................      7,315
                2,500    (Cincinnati Milacron Inc. Project), AMT, 3.95% due 4/15/2005 .......................      2,500
                1,800    (Dott Industries Inc. Project), AMT, 3.90% due 6/01/2001 ...........................      1,800
                1,500    (Gollin Block & Supply Co.), AMT, 4% due 7/01/2012 .................................      1,500
                5,900    (Graphic Enterprises Inc. Project), AMT, 4% due 9/01/2014 ..........................      5,900
                1,060    (Hercules Drawn Steel Project), AMT, 4% due 8/01/2006 ..............................      1,060
                1,260    (Inalfa-Hollandia Inc. Project), AMT, 3.95% due 5/01/2016 ..........................      1,260
                2,000    (Ingersoll CM Systems Inc. Project), AMT, 3.90% due 12/01/2011 .....................      2,000
                5,200    (Karona Inc. Project), AMT, 3.95% due 12/01/2015 ...................................      5,200
                2,630    (Monarch Hydraulics Inc. Project), AMT, 4.05% due 7/01/2016 ........................      2,630
                2,000    (Morrell Inc. Project), AMT, 3.95% due 5/01/2022 ...................................      2,000


4
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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONCLUDED)      (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                                 Issue                                                    (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan               Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(concluded)            VRDN (d) (concluded):
              $ 1,300    (Norbert Industries Inc. Project), AMT, 4% due 4/01/2006 ...........................   $  1,300
                  900    (Northern Pure Ice Co. Project), AMT, 4% due 3/01/2015 .............................        900
                  865    (Nuvar Properties LLC Project), AMT, 4.05% due 7/01/2026 ...........................        865
                2,300    (Park Realty LLC), AMT, Series A, 4.05% due 9/01/2026 ..............................      2,300
                  730    (Perfection Steel Inc. Project), 4.05% due 3/01/2002 ...............................        730
                6,155    (Pioneer Metal Finishing Project), AMT, 3.90% due 11/01/2008 .......................      6,155
                1,925    (R.H. Wyner Association Inc. Project), AMT, 3.80% due 10/01/2026 ...................      1,925
                5,645    (Riverwalk Properties LLC Project), AMT, 3.95% due 8/01/2021 .......................      5,645
                1,175    (TEI Investments LLC), AMT, 3.95% due 2/01/2022 ....................................      1,175
                2,000    (Team Industries Inc. Project), AMT, 4.05% due 3/01/2023 ...........................      2,000
                3,825    (Temperance Enterprises Company), AMT, 3.95% due 8/01/2011 .........................      3,825
                1,275    (Tom Miller Inc. Project), AMT, 4% due 12/01/2009 ..................................      1,275
                2,200    (Universal Tube Inc. Project), AMT, 3.90% due 8/01/2011 ............................      2,200
                  350    Series C-4, 4.20% due 1/01/2009 ....................................................        350
                2,000    (WDKK Development LLC Project), 3.85% due 1/01/2024 ................................      2,000
                3,500    (Waltec American Forgings), AMT, 3.90% due 10/01/2009 ..............................      3,500
                  400    (Whitehall Industries), AMT, Series A-6, 4.20% due 1/01/2014 .......................        400
                       Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds,
                       VRDN (d):
                  900    (Grandview Plaza Project), AMT, 3.95% due 12/15/2010 ...............................        900
                4,850    (Lake Shore Inc.), AMT, 3.97% due 11/01/2019 .......................................      4,850
                  335    (Park Village Pines Project), 3.85% due 5/01/2006 ..................................        335
                1,905  Muskegon County, Michigan, Economic Development Corporation, Limited
                       Obligation Revenue Refunding Bonds (Baker College), VRDN, 3.90% due
                       12/01/2021 (d) .......................................................................      1,905
                4,200  Oakland County, Michigan, Economic Development Corporation, Limited
                       Obligation Revenue Bonds (V&M Corporation Project), VRDN, AMT, 4% due
                       9/01/2018 (d) ........................................................................      4,200
                3,000  Oscoda, Michigan, Area Schools District, SAN, 4.10% due 8/22/2000 ....................      3,007
                3,500  Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN,
                       AMT, 4% due 9/01/2019 (d) ............................................................      3,500
               12,550  University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                       3.80% due 12/01/2027 (d) .............................................................     12,550
                4,000  University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                       Series A, 4% due 12/01/2019 (d) ......................................................      4,000
                2,000  University of Michigan, University Revenue Refunding Bonds
                       (Medical Service Plan), VRDN, Series A-1, 4% due 12/01/2021 (d) ......................      2,000
                8,000  Walled Lake, Michigan, Consolidated School District, Refunding, MSTR, GO, VRDN,
                       Series SGA-68, 4.05% due 5/01/2022 (c)(d) ............................................      8,000
                2,250  Waterford, Michigan, School District, GO, 4.25% due 5/01/2000 ........................      2,264
                6,725  Wayne Charter County, Michigan, Airport Revenue Refunding Bonds
                       (Detroit Metropolitan County), VRDN, AMT, Series A, 3.80% due 12/01/2016 (d) .........      6,725
                  690  Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                       Bonds (Family One Inc. Project), VRDN, AMT, 4.05% due 11/01/2019 (d) .................        690
------------------------------------------------------------------------------------------------------------------------
                       Total Investments (Cost -- $344,631*) -- 98.2% .......................................    344,631
                       Other Assets Less Liabilities -- 1.8% ................................................      6,479
                                                                                                                --------
                       Net Assets -- 100.0% .................................................................   $351,110
                                                                                                                ========

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(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   MBIA Insured.
(d) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1999.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost -- $344,630,807) (Note 1a) ......................                   $344,630,807
Cash ...................................................................................                         63,682
Receivables:
  Securities sold ......................................................................   $  4,601,418
  Interest .............................................................................      1,911,752       6,513,170
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d) ...................................                         99,873
                                                                                                           ------------
Total assets ...........................................................................                    351,307,532
                                                                                                           ------------
Liabilities:
Payables:
  Distributor (Note 2) .................................................................         93,775
  Investment adviser (Note 2) ..........................................................         29,673         123,448
                                                                                           ------------
Accrued expenses and other liabilities .................................................                         74,273
                                                                                                           ------------
Total liabilities ......................................................................                        197,721
                                                                                                           ------------
Net Assets .............................................................................                   $351,109,811
                                                                                                           ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized ...                   $ 35,119,263
Paid-in capital in excess of par .......................................................                    316,073,367
Accumulated realized capital losses -- net (Note 4) ....................................                        (82,819)
                                                                                                           ------------
Net Assets -- Equivalent to $1.00 per share based on 351,192,630 shares of beneficial
interest outstanding ...................................................................                   $351,109,811
                                                                                                           ============

See Notes to Financial Statements.

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CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium and discount earned ...                 $6,449,335

Expenses:
Investment advisory fees (Note 2) ..........................   $  968,690
Distribution fees (Note 2) .................................      239,465
Accounting services (Note 2) ...............................       30,849
Transfer agent fees (Note 2) ...............................       27,154
Professional fees ..........................................       25,285
Registration fees (Note 1d) ................................       18,291
Custodian fees .............................................       18,164
Printing and shareholder reports ...........................       11,230
Pricing fees ...............................................        5,133
Trustees' fees and expenses ................................        1,253
Other ......................................................        2,260
                                                               ----------
Total expenses .............................................                  1,347,774
                                                                             ----------
Investment income -- net ...................................                  5,101,561
Realized Loss on Investments -- Net (Note 1c) ..............                     (5,068)
                                                                             ----------
Net Increase in Net Assets Resulting from Operations .......                 $5,096,493
                                                                             ==========

See Notes to Financial Statements.

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CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           For the Six       For the Year
                                                                                          Months Ended           Ended
                                                                                          September 30,        March 31,
Increase (Decrease) in Net Assets:                                                             1999              1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net ..............................................................   $   5,101,561    $     9,808,075
Realized gain (loss) on investments -- net ............................................          (5,068)            77,625
                                                                                          -------------    ---------------
Net increase in net assets resulting from operations ..................................       5,096,493          9,885,700
                                                                                          -------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income -- net ..............................................................      (5,101,561)        (9,808,075)
                                                                                          -------------    ---------------
Net decrease in net assets resulting from dividends to shareholders ...................      (5,101,561)        (9,808,075)
                                                                                          -------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ......................................................     807,382,220      1,485,901,215
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) .............................................................................       5,101,741          9,807,997
                                                                                          -------------    ---------------
                                                                                            812,483,961      1,495,709,212
Cost of shares redeemed ...............................................................    (854,981,289)    (1,408,220,996)
                                                                                          -------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions ...     (42,497,328)        87,488,216
                                                                                          -------------    ---------------
Net Assets:
Total increase (decrease) in net assets ...............................................     (42,502,396)        87,565,841
Beginning of period ...................................................................     393,612,207        306,046,366
                                                                                          -------------    ---------------
End of period .........................................................................   $ 351,109,811    $   393,612,207
                                                                                          =============    ===============

See Notes to Financial Statements.

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CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended               For the Year Ended March 31,
                                                              September 30,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                           1999          1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................      $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                                --------      --------     --------     --------     --------
Investment income -- net .................................           .01           .03          .03          .03          .03
Realized gain (loss) on investments -- net ...............            --+           --+          --+          --+          --+
                                                                --------      --------     --------     --------     --------
Total from investment operations .........................           .01           .03          .03          .03          .03
                                                                --------      --------     --------     --------     --------
Less dividends from investment income -- net .............          (.01)         (.03)        (.03)        (.03)        (.03)
                                                                --------      --------     --------     --------     --------
Net asset value, end of period ...........................      $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                                ========      ========     ========     ========     ========
Total Investment Return ..................................          2.64%*        2.78%        3.07%        2.90%        3.12%
                                                                ========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................           .70%*         .71%         .71%         .72%         .73%
                                                                ========      ========     ========     ========     ========
Investment income -- net .................................          2.63%*        2.72%        3.02%        2.84%        3.05%
                                                                ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................      $351,110      $393,612     $306,046     $272,969     $247,544
                                                                ========      ========     ========     ========     ========

* Annualized.
+ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders-- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1999, the Fund had a net capital loss carryforward of approximately $78,000, of which $39,000 expires in 2003, $32,000 expires in 2005 and $7,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16056--9/99

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